SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Enhanced Emerging Markets Fixed Income Fund
The fund’s Board of Directors (Board) has approved changes to the fund proposed by Deutsche Investment Management Americas Inc. (DIMA), the fund’s investment advisor including: (i) a new fund name; (ii) the termination of the sub-advisory agreement between DIMA and Deutsche Alternative Asset Management (Global) Limited (DAAM Global); (iii) the appointment of Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as a subadvisor to the fund; and (iv) a sub-advisory agreement between DIMA and Deutsche AM International GmbH, its affiliate, with respect to the fund. The changes to the fund, as described further below, will become effective on or about October 2, 2017. Deutsche AM International GmbH will begin providing portfolio management services to the fund on or about October 2, 2017.
DIMA, subject to the approval of the fund’s Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund’s Board, to appoint Deutsche AM International GmbH as a subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.
Effective on or about October 2, 2017, the prospectus is supplemented as follows:
Deutsche Enhanced Emerging Markets Fixed Income Fund will be renamed Deutsche Emerging Markets Fixed Income Fund. All references in the prospectus to the Deutsche Enhanced Emerging Markets Fixed Income Fund will be superseded with Deutsche Emerging Markets Fixed Income Fund.
DAAM Global will no longer serve as subadvisor to the fund and all references to DAAM Global are hereby deleted.
All disclosure and references in the fund’s prospectus to “Currency strategies” and “Currency strategies risk” are hereby deleted.
The following information replaces the existing disclosure under the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Investment Advisor
Deutsche Investment Management Americas Inc.
Subadvisor
Deutsche Asset Management International GmbH
Portfolio Manager(s)
Rahmila Nadi, Assistant Vice President. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
Nicolas Schlotthauer, CEFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
July 25, 2017
PROSTKR-926

The following information is added under the “WHO MANAGES AND OVERSEES THE FUNDS” heading of the “FUND DETAILS” section of the fund’s prospectus:
Subadvisor for Deutsche Emerging Markets Fixed Income Fund
Deutsche Asset Management International GmbH (Deutsche AM International GmbH) acts as subadvisor to the fund. Deutsche AM International GmbH, located at Mainzer Landstrasse 11-17, Frankfurt am Main, Germany 60329, provides advisory services to a variety of types of clients, including affiliated investment companies. Deutsche AM International GmbH is an investment advisor registered with the US Securities and Exchange Commission and with the Federal Financial Supervisory Authority in Germany. Deutsche AM International GmbH is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Pursuant to a sub-advisory agreement between DIMA and Deutsche AM International GmbH, DIMA, not the fund, compensates Deutsche AM International GmbH for the services it provides to the fund.
The following information replaces the existing disclosure for the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
Rahmila Nadi, Assistant Vice President. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
■	Joined Deutsche Asset Management in 2012 with six years of industry experience at J.P. Morgan Chase, where she was a Credit Portfolio Trader, trading counterparty credit risk for Latin American and commodities markets counterparties.
■	BA, Columbia University, Columbia College; MBA, Cornell University, S.C. Johnson Graduate School of Management.
Nicolas Schlotthauer, CEFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.
■	Joined Deutsche Asset Management in 2004 with four years of industry experience. Prior to joining, he served as a Currency Strategist at Deka Investments. Previously, he worked as a Senior Economist for Emerging Markets at DekaBank.
■	Head of Emerging Markets Fixed Income: Frankfurt.
■	Master's Degree (“Diplom-Volkswirt”) and PhD (“Dr. rer.pol.”) in Economics, Julius Maximilian University of Wuerzburg.

The following information replaces the second paragraph of the “Main investments” disclosure contained in the “PRINCIPAL INVESTMENT STRATEGY” section of the summary section and the “Fund Details” section of the fund’s prospectus:
The fund considers “emerging markets” to include, but not to be limited to: (i) the countries or markets that are part of the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index; or (ii) the countries or markets that are classified as “emerging market and developing economies” by the International Monetary Fund (IMF) (World Economic Outlook); or
(iii) countries listed as low or middle (both lower middle and higher middle) income by the World Bank, if a country is an emerging market and if such country is not part of the JP Morgan EMBI Global Diversified Index and if it is not classified as “emerging market and developing economy” by the IMF.

The following disclosure is deleted from the existing disclosure contained in the “UNDERSTANDING DISTRIBUTIONS AND TAXES” section of the fund’s prospectus:
The fund’s use of currency strategies may increase or accelerate the fund’s recognition of income, affect the character of such income, and affect the timing, amount, and character of taxable distributions to shareholders. Among other consequences, the currency strategies may cause the fund to recognize income in excess of cash received; thus, the fund could be required to liquidate investments, including when it is not advantageous to do so, to meet its distribution requirements and to avoid tax at the fund level.

Please Retain This Supplement for Future Reference
July 25, 2017
PROSTKR-926
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